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                                                                      EXHIBIT 21

                           SUBSIDIARIES OF THE COMPANY

               550 West Germantown Pike LLC
               550 West Germantown Pike Manager LLC
               555 Scott Street Associates, L.P.
               555 Scott Street LLC
               Campus Village Shopping Center Joint Venture
               Cedar Crest Associates, L.P.
               Cedar Crest GP LLC
               Century Plaza Associates, L.P.
               Cherry Square MCV Associates, L.P.
               Chesterbrook Village Center Associates, L.P.
               Chesterbrook Village Center LLC
               Collegeville Plaza Associates, L.P.
               Collegeville Plaza LLC
               Coral Hills Associates GP LLC
               Coral Hills Associates Limited Partnership
               County Line Plaza Realty Associates, L.P.
               County Line Plaza Realty LLC
               CP General Partner LLC
               Culpeper Shopping Center Joint Venture
               CV GP LLC
               CV GP LP
               CV OP Holdings, LLC
               CV Partner Holdings, L.P.
               CV Warehouse 75 L.P.
               CV Warehouse 75 LLC
               CV Warehouse 76 L.P.
               CV Warehouse 76 LLC
               CV Warehouse 78 L.P.
               CV Warehouse 78 LLC
               Danville Plaza Associates, L.P.
               Danville Plaza LLC
               Dickson City Center Associates, L.P.
               Dickson City Center LLC
               Drexel Realty, Inc.
               DX Property L.P.
               DX Property LLC
               Fox Run Limited Partnership
               Gilbertsville Plaza Associates L.P.
               Gilbertsville Plaza LLC
               Glenmont Associates L.P.
               Glenmont LLC
               GRX Realty LLC
               GRX Realty, L.P.
               Hillcrest Plaza GP LLC
               Hillcrest Plaza Limited Partnership
               Hillcrest Plaza II LLC
               Hillcrest Plaza II Manager, LLC
               Killingly Plaza LLC
               Killingly Plaza Manager LLC
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               KOP Perkins Farm Marketplace LLC
               KOP Perkins Farm Marketplace Manager LLC
               KOP Vestal Venture LLC
               KR 69th Street GP LLC
               KR 69th Street, L.P.
               KR Bainbridge LLC
               KR Bainbridge Manager LLC
               KR Barn GP LLC
               KR Barn, L.P.
               KR Best Associates GP LLC
               KR Best Associates, L.P.
               KR Bradford Mall GP LLC
               KR Bradford Mall, L.P.
               KR Brookhaven LLC
               KR Campus GP LLC
               KR Campus II GP LLC
               KR Cary LLC
               KR Circleville LLC
               KR Collegetown LLC
               KR Columbia, LLC
               KR Columbia Manager LLC
               KR Columbia II LLC
               KR Columbia II Manager LLC
               KR Columbus LLC
               KR Culpeper GP LLC
               KR Culpeper II GP LLC
               KR Development GP LLC
               KR Development, L.P.
               KR Douglasville LLC
               KR Flint LLC
               KR Fox Run GP LLC
               KR Harrodsburg LLC
               KR Harrodsburg Manager LLC
               KR Hillcrest Mall, LLC
               KR Holcomb LLC
               KR Jefferson City  LP LLC
               KR Jefferson City GP LLC
               KR Jefferson City, L.P.
               KR Livonia LLC
               KR Mableton LLC
               KR MacArthur Associates GP LLC
               KR MacArthur Associates, L.P.
               KR Manchester LLC
               KR Marumsco GP LLC
               KR Marumsco II GP LLC
               KR Morganton LLC
               KR Morganton Manager LLC
               KR Northpark Associates GP LLC
               KR Orange LLC
               KR Park Plaza LLC
               KR Park Plaza Manager LLC
               KR Parkway Plaza LLC
               KR Pensacola II LLC
               KR Pensacola LLC
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               KR Pilgrim GP LLC
               KR Pilgrim, L.P.
               KR Snellville LLC
               KR Spartanburg LLC
               KR Spartanburg Manager LLC
               KR Staunton LLC
               KR Street Associates GP LLC
               KR Street Associates, L.P.
               KR Suburban GP LLC
               KR Suburban, L.P.
               KR Summerville LLC
               KR Tifton LLC
               KR Tower Plaza LLC
               KR Tower Plaza Manager LLC
               KR Trust One LLC
               KR Trust One Manager, LLC
               KR Valley Forge GP LLC
               KR Valley Forge, L.P.
               KR Vidalia LLC
               KR Wampanoag LLC
               KR Wampanoag Manager LLC
               Kramont Enterprises, Inc.
               Kramont Operating Partnership L.P.
               Kramont Realty Trust
               Kramont Vestal Management LLC
               KRT Property Holdings LLC
               KRT Union LLC
               KRT Union Manager LLC
               Lakewood Plaza 9 Associates, L.P.
               Lilac DE LLC
               Lilac DE Manager LLC
               MGA Payroll Company, Inc.
               MCV Realty L.P.
               MCV Realty Trust
               Marlton Plaza Associates II, L.P.
               Marlton Plaza Associates II, L.P.
               Marlton Plaza Associates, L.P.
               Marlton Plaza II LLC
               Marlton Plaza LLC
               Marumsco Jefferson Joint Venture
               Mount Carmel Plaza Associates, L.P.
               Mount Carmel Plaza LLC
               MX Realty, L.P.
               MX Realty, LLC
               New Holland Plaza Associates, L.P.
               New Holland Plaza LLC
               Newtown Village Plaza L.P.
               Newtown Village Plaza LLC
               North Penn Marketplace Associates, L.P.
               North Penn Marketplace LLC
               Northpark Associates, L.P.
               Orange Plaza LLC
               Orange Plaza Manager LLC
               Parkway Plaza II LLC
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               Plymouth Plaza Associates, L.P.
               Plymouth Plaza LLC
               Recreation Mortgages, L.P.
               Recreation Mortgages, LLC
               Rio Grande Associates, L.P.
               Rio Grande LLC
               Royce Realty, Inc.
               Springfield Office LLC
               Springfield Office Manager LLC
               Springfield Supermarket LLC
               Springfield Supermarket Manager LLC
               Suvill Realty, LLC
               Vestal Campus Plaza LLC
               Vestal Campus Plaza Manager LLC
               Vestal Parkway Plaza LLC
               Vestal Retail Holdings LLC
               Vestal Shoppes LLC
               Vestal Town Square LLC
               Village Plaza LLC
               Village Plaza Manager LLC
               Wellington Ridge LLC
               Wellington Ridge One, L.P.
               Woodbourne Square LLC
               Woodbourne Square, L.P.
               WX Realty, L.P.
               WX Realty, LLC